Equity Investments (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure of financial assets [abstract]
Schedule of equity investments.

	December 31,
	2024	2023

	(Euro, in thousands)
Cost at January 1	€13,965	€—
Acquisitions of the year	36,880	13,965
Cost at December 31	50,845	13,965

Fair value adjustment at January 1	(390)	—
Fair value adjustment of the year	2,485	(390)
Fair value adjustment at December 31	2,095	(390)
Net book value at December 31	€52,941	€13,575